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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-87715, No. 333-39129, No. 333-59859, No.33-85272
and No. 33-94972) of Mattson Technology, Inc of our report dated February 9, 1999 relating to the financial statements, which appears in this Form 10-K.


/s/ PricewaterhouseCoopers LLP
--------------------------------
PricewaterhouseCoopers LLP

San Jose, California
February 14, 2000




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